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                                                                  EXHIBIT 10 (i)


                          SEL-DRUM INTERNATIONAL, INC.

                                  Common Stock
                           (par value $.01 per share)

                                CUSTODY AGREEMENT


Sel-Drum International, Inc.
501 Amherst Street
Buffalo, New York 14207-2913

Attention:  Raymond C. Sparks, President and Chief Executive Officer

Dear Mr. Sparks:

        There are delivered to you herewith certificates (the "Certificates"), in negotiable form (and, subject to your requirements, with signatures guaranteed by a commercial bank or trust company having an office or correspondent in the United States or by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc.), representing the number of issued and outstanding shares of Common Stock, par value $.01 per share (the "Common Stock"), of Sel-Drum International, Inc., a New York corporation (the "Company"), set forth below the name of the undersigned selling stockholder (the "Seller") at the end of this letter. The Certificates are to be held by you as Custodian for the account of the Seller and are to be disposed of by you solely in accordance with this Custody Agreement ("Custody Agreement").

        Concurrently with the execution and delivery of this Custody Agreement, the Seller has executed a power of attorney (the "Power of Attorney"), the form of which has been furnished to you, authorizing you as the Attorney-in-Fact to sell from the number of shares represented by the Certificates that number of shares of the Common Stock indicated below the signature of the Seller at the end of this letter (the "Shares") and for that purpose to enter into a Underwriting Agreement (the "Underwriting Agreement") in substantially the form of which has been furnished to you, among the Company, certain Selling Stockholders of the Company including the Seller (the "Selling Stockholders"), and Pittsford Capital Markets, Inc., the underwriter named therein (the "Underwriter").

        You are authorized and directed to hold the Certificates deposited in your custody, and prior to any time of closing or delivery specified in the Underwriting Agreement (each, a "Time of Delivery") of which you shall have been given prior notice, and upon the instructions of the Attorney-in-Fact, you are to instruct the transfer agent and registrar for the Common Stock set forth below name of Seller at the end of this letter and to prepare and countersign a certificate or certificates (the "Underwriter's Certificates") (which may be aggregated with such certificates in respect of the other Selling Stockholder) representing the Shares which are to be sold by the Seller at such Time of Delivery registered in such names




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and denominations as the Underwriter shall have instructed you. At each Time of
Delivery under the Underwriting Agreement, you are, upon the instructions of the Attorney-in-Fact, (i) to instruct the transfer agent and registrar for the Common Stock (A) to cause the Shares that are to be sold at such Time of Delivery pursuant to the Underwriting Agreement to be transferred upon the books of the Company into such names and in such denominations as the Underwriter shall have instructed you, and (B) to deliver the Underwriter's Certificates (which shall not contain any restrictive legends) pursuant to the Underwriting Agreement to the Underwriter against receipt by such transfer agent and registrar from you of the Certificates (or a portion thereof) deposited with you pursuant to this Custody Agreement, (ii) to purchase all transfer tax stamps (if any) necessary in connection with the transfer of such Shares, (iii) to deliver to such transfer agent and registrar the Certificates (or a portion thereof) against receipt from the Underwriter of payment for such Shares as provided in the Underwriting Agreement, (iv) to give receipt for such payment and to deposit such payment to your account as Custodian, (v) to draw upon such account to pay such fees and expenses (which may include your own) as you may be specifically instructed in writing to pay by the Attorney-in-Fact, and (vi) after deducting such fees and expenses, if any, from the amount received by you as payment for the Shares sold at such Time of Delivery to distribute the balance in accordance with the payment instructions set forth below the name of the Seller at the end of this Custody Agreement or such other instructions as you shall have received prior to such Time of Delivery from the Attorney-in-Fact. Promptly after the later of (i) the date 30 calendar days after the date of the Underwriting Agreement and (ii) the Time of Delivery under the Underwriting Agreement, you shall return to the Seller new certificates (which you shall have obtained from the transfer agent), representing the number of shares, of Common Stock represented by the Certificates deposited with you on behalf of the Seller, which are in excess of the total number of Shares sold by the Seller to the Underwriter.

        If the Underwriting Agreement shall not be executed and delivered on or prior to September 12, 1998, then you are to return to the Seller or as the Seller may otherwise direct, the Certificates representing shares then on deposit and received by you on behalf of the Seller pursuant to this Custody Agreement, together with the stock powers related thereto, and this Custody Agreement shall forthwith terminate, unless the Seller shall have extended the term of the Power of Attorney and, with your consent, this Custody Agreement by written notice thereof delivered to you and to the Attorney-in-Fact.

        Under the terms of the Power of Attorney, the authority conferred thereby is granted and conferred subject to the interests of the Underwriter and the other Selling Stockholder and, prior to September 12, 1998 is, to the extent enforceable by law, irrevocable and not subject to termination by the Seller or by operation of law, whether by the dissolution of the Seller or the occurrence of any other event, and the obligations of the Seller under the Underwriting Agreement similarly are not to be subject to termination. Accordingly, the shares represented by Certificates deposited with you pursuant to this Custody Agreement and your authority hereunder are subject to the interests of the Underwriter and the other Selling Stockholder, and this Custody Agreement and your authority hereunder shall be, to the extent enforceable by law, irrevocable and not subject to termination by the Seller or by operation of law, whether by the dissolution of the Seller or the occurrence of any other event. If the Seller should be dissolved, or if any other such event should occur, before the




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delivery of the Shares to be sold by the Seller under the Underwriting
Agreement, the certificates representing the Shares shall be delivered by or on behalf of the Seller in accordance with the terms of this Custody Agreement, and actions taken by you hereunder or by the Attorney-in-Fact, or any of them acting alone, pursuant to the Power of Attorney shall be as valid as if such dissolution or other event had not occurred.

        Until delivery of the Shares to be sold by the Seller to the Underwriter has been made as herein and in the Underwriting Agreement provided, the Seller shall, except as otherwise specifically provided herein, have all rights of ownership of the Shares and all other shares, if any, represented by the Certificates deposited with you on behalf of the Seller.

        You shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Custody Agreement given to you by the Attorney-in-Fact; provided, however, that any statement or notice to you with respect to a Time of Delivery, or with respect to the non-effectiveness or termination of the Underwriting Agreement, or advising that the Underwriting Agreement has not been executed and delivered, shall have been confirmed in writing by the Underwriter.

        It is understood that you assume no responsibility or liability to any person other than to deal with the Certificates deposited and the proceeds from the sale of the Shares represented thereby, all in accordance with the provisions of this Custody Agreement, and the Seller agrees to indemnify and hold harmless with respect to anything done by you in good faith in accordance with the foregoing instructions. It is understood that your fees and expenses acting hereunder will be paid by the Company.

        The Seller hereby makes, at and as of the date of this Custody Agreement, and as of the date of the Underwriting Agreement, with and to you each of the representations, warranties and agreements set forth in subsections ___, ____, and ___ of Section _______ of the Underwriting Agreement which has been furnished to you, and such representations, warranties and agreements are incorporated by reference herein in their entirety (the representations, warranties and agreements in the first clause of such subsection (i) and in such subsection (ii) being subject, however, to the exception that orders or other authorizations may be required under the Securities Act of 1933, as amended, or under state or Blue Sky laws in connection with the purchase and distribution by the Underwriter of the Shares to be sold by the Seller).






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        Please acknowledge your acceptance hereof as Custodian and receipt of the Certificates deposited by executing and returning one of the enclosed copies hereof to the undersigned.

Dated: _________________, 1998


                                        Very truly yours,



                                        ------------------------------------
                                               Shareholder


Signature guaranteed:                   Number of Shares of Common Stock
                                        to be sold:


                                                    shares*
------------------------                -----------

------------------------




               *Plus such additional shares which I may authorize you to sell on my behalf in connection with the exercise by the Underwriter of its over-allotment option.